Exhibit 99.2

 Financial Results3Q 2018

 2  Forward-Looking Statements  This presentation may contain “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “look forward,” “should,” “would,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and advises readers that various factors, including, but not limited to, the following could cause actual results to differ materially from those expressed in, or implied by such forward-looking statements: the actual pace and magnitude of economic recovery in the regions impacted by the two hurricanes that affected the Corporation’s service areas during the third quarter of 2017 compared to management's current views on the economic recovery; uncertainties about how and when rebuilding will take place in the regions affected by the recent storms, including the rebuilding of the public infrastructure, such as Puerto Rico’s power grid, what level of government, private or philanthropic funds will be invested in the affected communities, how many dislocated individuals will return to their homes in both the short- and long-term, and what other demographic changes will take place; uncertainty as to the ultimate outcomes of actions taken, or those that may have to be taken, by the Puerto Rico government, or the oversight board established by the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) to address Puerto Rico’s financial problems, including the filing of a form of bankruptcy under Title III of PROMESA that provides a court debt restructuring process similar to U.S. bankruptcy protection; the ability of the Puerto Rico government or any of its public corporations or other instrumentalities to repay its respective debt obligations, including the effect of payment defaults on the Puerto Rico government general obligations, bonds of the Government Development Bank for Puerto Rico and certain bonds of government public corporations, and recent and any future downgrades of the long-term and short-term debt ratings of the Puerto Rico government, which could exacerbate Puerto Rico’s adverse economic conditions and, in turn, further adversely impact the Corporation; uncertainty about whether approvals by the New York FED will be provided for future payments of dividends to stockholders or for receiving dividends from FirstBank, or for making payments on trust preferred securities or subordinated debt, incurring, increasing or guaranteeing debt or repurchasing any capital securities, despite the consents that have enabled the Corporation to pay quarterly interest payments on the Corporation’s subordinated debentures associated with its trust preferred securities since the second quarter of 2016, and for future monthly dividends on the non-cumulative perpetual preferred stock, despite the consents that have enabled the Corporation to pay monthly dividends on its non-cumulative perpetual preferred stock since December 2016; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico; uncertainty as to the availability of certain funding sources, such as brokered CDs; the Corporation’s reliance on brokered CDs to fund operations and provide liquidity; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s common stockholders in the future due to the Corporation’s need to receive regulatory approvals to declare or pay any dividends and to take dividends or any other form of payment representing a reduction in capital from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the weakness of the real estate markets and of the consumer and commercial sectors and their impact on the credit quality of the Corporation’s loans and other assets, which have contributed and may continue to contribute to, among other things, high levels of non-performing assets, charge-offs and provisions for loan and lease losses, and may subject the Corporation to further risk from loan defaults and foreclosures; the ability of FirstBank to realize the benefits of its deferred tax assets subject to the remaining valuation allowance; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. Virgin Islands and British Virgin Islands, including the interest rate environment, market liquidity, housing absorption rates, real estate prices, and disruptions in the U.S. capital markets, which reduced interest margins and affected funding sources, and has affected demand for all of the Corporation’s products and services and reduced the Corporation’s revenues and earnings, and the value of the Corporation’s assets, and may continue to have these effects; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; the risk that additional portions of the unrealized losses in the Corporation’s investment portfolio are determined to be other-than-temporary, including additional impairments on the Puerto Rico government’s obligations; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, which could affect the Corporation’s financial condition or performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; changes in the fiscal and monetary policies and regulations of the U.S. federal government and the Puerto Rico and other governments, including those determined by the Federal Reserve Board, the New York Fed, the Federal Deposit Insurance Corporation (“FDIC”), government-sponsored housing agencies, and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expenses; the impact on the Corporation’s results of operations and financial condition of acquisitions and dispositions; a need to recognize additional impairments on the Corporation’s financial instruments, goodwill or other intangible assets relating to acquisitions; the risk that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact on the Corporation’s businesses, business practices and results of operations of a potential higher interest rate environment; uncertainty as to whether FirstBank will be able to satisfy its regulators regarding, among other things, its asset quality, liquidity plans, maintenance of capital levels and compliance with applicable laws, regulations and related requirements; and general competitive factors and industry consolidation. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.

 Agenda  Third Quarter 2018 Highlights Aurelio Alemán, President & Chief Executive OfficerThird Quarter 2018 Results of Operations Orlando Berges, Executive Vice President & Chief Financial OfficerQuestions & Answers  3

 Key Highlights  4  Third Quarter 2018 Highlights

 Profitability  3Q 2018 net income of $36.3 million, or $0.16 per diluted share, compared to $31.0 million in 2Q 2018.Adjusted pre-tax, pre-provision income of $60.2 million, compared to $61.3 million for 2Q 2018. Net interest income increased $2.0 million compared to 2Q 2018.   Loan Portfolio  Loan originations grew $70.9 million this quarter with increases in all major categories.Loan portfolio grew this quarter by $61.6 million.Consumer portfolio grew $76.1 million, or 4%, driven by increased consumer demand.  Asset Quality  Total NPAs decreased by $98.6 million to $522.8 million, or 4.3% of assets, in 3Q 2018.Provision for loan and lease losses decreased $8.0 million to $11.5 million compared to 2Q 2018. Net charge-off rate of 1.52% compared to 1.07% for the 2Q 2018, increase driven by loans transferred to held for sale during 3Q 2018.  Core Deposits  Deposits, net of government and brokered CDs, of $7.6 billion flat compared to 2Q 2018. Government deposits increased by $87.0 million to $895.7 million as of 3Q 2018.Brokered certificates of deposit (CDs) decreased by $148.9 million in 3Q 2018.  Capital  3Q 2018 capital position: Total Risk Based Capital Ratio of 23.85%;Common Equity Tier 1 Capital Ratio of 20.13%Tier 1 Ratio Risk Based Capital Ratio of 20.54%; andLeverage Ratio of 14.85%.Tangible book value per common share of $8.55 compared to $8.40 in 2Q 2018.  5  Third Quarter 2018 Highlights

 6  Loan Originations* ($ millions)  Loan Portfolio ($ millions)  Residential Mortgage    Consumer & Finance Leases    Construction    Commercial    Loans HFS    Our island is beginning to show signs of growth and we continue relying on our regional diversification:  * Including refinancing and draws from existing revolving and non-revolving commitments.   Third Quarter 2018 Highlights: Loan Portfolio  $8,905  $8,883  $666  $8,787  $8,721  $810  Loan Portfolio:The loan portfolio increased $61.6 million, net of the NPL reduction and strategy to reduce residential mortgage portfolio through origination and sale of conforming.The performing loan portfolio grew approximately $107 million in Puerto Rico and over $50 million in Florida, offset by a slight decline in the ECR.  Origination Activity:Loan originations continue to improve up $70.9 million, with increases in all major categories approaching pre-hurricane levels.Consumer & Construction originations have now surpassed pre hurricane levels.Loan origination pipeline across all three regions is growing stronger for the remainder of 2018.  $8,783  $684  $614  $922  $881

 7  Total Deposit Composition (%)  Core Deposits* ($ millions)  * Core deposits are total deposits excluding brokered CDs.   Continue improving deposit mix; noninterest bearing increased to over 25% of total deposits.  Third Quarter 2018 Highlights: Deposit Mix   Retail    Commercial    CDs & IRAs    Public Funds    $7,511  $8,110  Deposits, excluding brokered CDs and government deposits, were flat for 3Q 2018. Government deposits increased in 3Q 2018 by $87.0 million to $895.7 million.Brokered CDs decreased by $148.9 million in 3Q 2018, now representing 7% of total deposits.Since the hurricane impact our core deposits grew approximately $1.0 billion, or 13%.  $8,395  $7,872  $8,475

 8  Third Quarter 2018 Highlights: Capital Position  Capital Ratios (%)  Total stockholders’ equity amounted to $1.9 billion as of September 30, 2018, an increase of $25.7 million from June 30, 2018, mainly driven by the earnings generated in the second quarter, partially offset by the decrease in the fair value of available-for-sale investment securities recorded as part of other comprehensive income.  Capital Ratios (%)

 9  Results of Operations  Third Quarter 2018 Results

 10  Results of Operations: Third Quarter Financial Highlights  ($ in thousands, except per share data)  Select Financial Information

 11  Key Highlights  Net Interest Income ($ millions)  Net interest income increased $2.0 million in 3Q 2018. This increase was mainly due to:A $2.0 million increase in interest income on consumer loans primarily due to an increase of $63.5 million in average balances.Interest expense decreased due to a reduction in brokered CDs and repayment of fixed-rate repurchase agreements.GAAP NIM increased 5 basis points to 4.54%, primarily reflecting the effect of liquidity used to pay down borrowings and maturing brokered CDs.Total cost of deposits, excluding brokered deposits, 0.64%, up one basis point compared to 2Q 2018.  Results of Operations: Net Interest Income

 12  Key Highlights  Adj. Non-Interest Income* ($ millions)  * Non-GAAP adjusted non interest income – See Appendix page 23 for reconciliation.  Non-interest income for 3Q 2018 amounted to $18.5 million, compared to $20.5 million for 2Q 2018. Non-interest income for 3Q 2018 included $0.5 million gain from insurance proceeds.Adjusted non-interest income, excluding the $0.5 million gain in 3Q 2018, declined $2.5 million, due to: A $2.7 million net loss from sales of $24.5 million of non-performing commercial and construction loans held for sale. A $0.3 million decrease in revenues from mortgage banking activities driven by the effect in the second quarter of a $0.6 million reversal of the valuation for mortgage servicing rights, partially offset by a $0.3 million increase in gain on sales of residential mortgage loans. A $0.5 million gain on the sale of fixed assets of a relocated banking branch in Puerto Rico.  Results of Operations: Non-Interest Income  $20.5  $15.0  $20.5  $18.0  GAAP Non-Interest Income ($ millions)  $15.0  $18.5  $18.6  $22.8  $20.5  $17.3

 13  Results of Operations: Operating Expenses  Non-interest expenses increased by $0.7 million in 3Q 2018 to $90.9 million. Non-interest expenses for 3Q 2018 included $0.5 million ($0.7 million in 2Q 2018) in storm-related costs substantially all included in occupancy and equipment. Excluding theses items, non-interest expenses increased $0.7 million this quarter due to:A $0.9 million increase in adjusted occupancy and equipment costs.A $0.7 million increase in consulting service fees associated with mortgage servicing functions, model validation exercises, and efforts to support the implementation of new accounting standards.A $0.5 million increase in attorneys’ collection and other credit related due to foreclosure actions related to the mortgage servicing portfolio after the expiration of foreclosure moratoriums associated with Hurricanes Irma and Maria implemented by U.S. government-sponsored agencies. These expenses were partially offset by:A $1.3 million decrease in the adjusted net loss on OREO operations, primarily due to a $2.8 million decrease in adverse fair value adjustments on OREO properties, partially offset by lower rental income collections on commercial properties.

 14  Non-Performing Assets ($ millions)  The restoration to accrual status of a $35.7 million commercial and industrial restructured loan; Sales of $24.5 million of non-performing commercial and construction loans held for sale; Charge-offs totaling $12.5 million taken on non-performing commercial and construction loans transferred to held for sale in the third quarter of 2018; Collections totaling $8.5 million for commercial and construction loans;An $8.1 million decrease in the OREO portfolio balance; andA $5.9 million decrease in non-performing residential mortgage loans driven by loans brought current, charge-offs, collections, and foreclosures.  NPAs decreased by $98.6 million to $522.8 million or 4.3% of assets due to strong resolution efforts:  Results of Operations: Asset Quality  Q-o-Q Change in NPAs  Migration Trend ($ millions)

 15  Key Highlights  Net Charge-Offs ($ millions)  Net charge-offs for 3Q 2018 were $33.0 million, or an annualized 1.52% of average loans, compared to $23.4 million, or an annualized 1.07% of average loans, in 2Q 2018.Included in the net charge-offs this quarter is a $12.5 million charge-off, or 0.57% of total average loans, taken on loans transferred to held for sale in the third quarter.Allowance coverage ratio of 2.30% compared to 2.57% in 2Q 2018. The ratio of the allowance to NPLs held for investment was 59.1% as of 3Q 2018 compared to 53.0% as of 2Q 2018.  Commercial NPLs (Includes HFS)  *Net Carrying Amount = % of unpaid principal balance net of reserves and accumulated charge-offs.   Results of Operations: Net Charge-offs  $25  $18  $33  $27  $23

 16  Third Quarter 2018 Results  Q & A

 17  Third Quarter 2018 Results  Exhibits

 Main market continues to show signs of economic recovery  Financial industry performance in the aftermath of both Hurricanes Irma and Maria has exceeded original expectations and has triggered a re-assessment of our progress and corporate goals for 2018 to maximize our opportunitiesSeveral drivers of economic activity in the Puerto Rico region continue to show signs of stabilization, with employment levels improving each month and gas consumption/cement sales registering significant growth when compared to 2017Moreover, improvement in consumer confidence is evidenced by recent increases in retail sales and Sales and Use Tax (SUT) collectionsEastern Caribbean region is also registering similar progress towards recovery, while Florida’s regional economic backdrop maintains strong fundamentals in order to support further growth    Electric PowerGenerationLower than pre-Storm levels (at 85% YoY Aug YTD), but improving month-over-month since Feb 2018.    CementSalesHigher than pre-Storm levels (up 33.3% YoY Sept 2018 YTD)   GasolineConsumptionHigher than pre-Storm levels(up 10.1% YoY Sept 2018 YTD)   Unemployment RateLower than pre-Storm levels (8.6% Sept. ‘18 vs 10.6% Sept. ‘17)        Drivers of Economic Activity  Economic Performance Over the Last 12 Months  Retail Sales ($ Billions)  Source: Puerto Rico Economic Development Bank (Fiscal Year Numbers)    SUT Collections ($ Billions)  YTD Sept 2017  YTD Sept 2018  $1.9  $2.1  +13%  YTD Sept 2017  YTD Sept 2018  $17.6  $19.8  +10%  18

 19  NPL Migration  ($ in 000)

 20  Third Quarter 2018 Highlights: PR Government Exposure      ($ in millions)  As of September 30, 2018, the Corporation had $221.4 million of direct exposure to the Puerto Rico Government, its municipalities and public corporations, compared to $213.2 million as of June 30, 2018. 87% of direct government exposure is to municipalities, which are supported by assigned property tax revenues. As of September 30, 2018, the Corporation had $694.6 million of public sector deposits in Puerto Rico, compared to $634.4 million as of June 30, 2018. Approximately 37% is from municipalities and municipal agencies in Puerto Rico and 63% is from public corporations and the central government and agencies in Puerto Rico.

 21  Use of Non-GAAP Financial Measures  Basis of PresentationUse of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings release. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Tangible Common Equity Ratio and Tangible Book Value per Common Share The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures generally used by the financial community to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible and the insurance customer relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible and the insurance customer relationship intangible. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosures of these financial measures may be useful also to investors. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

 22  Use of Non-GAAP Financial Measures  Basis of PresentationUse of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings release. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Adjusted Pre-Tax, Pre-Provision IncomeAdjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress. Adjusted pre-tax, pre-provision income, as defined by management, represents net income (loss) excluding income tax expense (benefit), the provision for loan and lease losses, as well as certain items that management believes are not reflective of core operating performance or that are not expected to reoccur with any regularity or reoccur at uncertain times and amounts. This metric is income before income taxes adjusted to exclude the provision for loan and lease losses, gains or losses on sales of investment securities and impairments, and fair value adjustments on derivatives. In addition, from time to time, earnings are adjusted also for items that management believes are not reflective of core operating performance or that are not expected to reoccur with any regularity or reoccur at uncertain times and amounts.

 23  Use of Non-GAAP Financial Measures  Basis of PresentationUse of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings release. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. Adjusted Non-interest IncomeAdjusted non-interest income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress. Adjusted non-interest income, as defined by management, represents non-interest income (loss) excluding certain items that management believes are not reflective of core operating performance or that are not expected to reoccur with any regularity or reoccur at uncertain times and amounts. This metric is non-interest income adjusted to exclude gains or losses on sales of investment securities and impairments, and fair value adjustments on derivatives, the gain from recovery of investments previously written off, brokerage and insurance commissions from the sale of large fixed annuities contracts, and OTTI charges on debt securities, the gain on the repurchase and cancellation of trust preferred securities, the gain on sale of merchant contracts.